EASTMAN CHEMICAL COMPANY - EMN	April 28, 2005

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15 (d) of the Securities and Exchange Act of 1934

 Date of Report (Date of earliest event reported):
April 28, 2005

EASTMAN CHEMICAL COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-12626	62-1539359
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification No.)

100 N. Eastman Road, Kingsport, TN (Address of principal executive offices)	37660 (Zip Code)

Registrant’s telephone number, including area code: (423) 229-2000

EASTMAN CHEMICAL COMPANY - EMN	April 28, 2005

Item 2.02 Results of Operations and Financial Condition

On April 28, 2005, the registrant publicly released its financial results for the first quarter 2005. The full text of the release is furnished as Exhibit 99.01 to this Form 8-K, and is incorporated herein by reference. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

This Form 8-K includes the following non-GAAP financial measures:

•	Net earnings and diluted earnings per share excluding asset impairments and restructuring charges, other operating income, and a net deferred tax benefit

•	Operating earnings excluding asset impairments and restructuring charges and other operating income

•
Eastman Chemical Company and Eastman Division sales revenue excluding restructured, divested, and consolidated product lines sales revenue from the coatings, adhesives, specialty polymers and inks ("CASPI") segment.

Eastman’s management believes that the asset impairments and restructuring charges, other operating income, net deferred tax benefit, and corporate and Eastman Division sales revenue including restructured, divested, and consolidated product lines sales revenue from the CASPI segment do not reflect ongoing business results. However, management believes that these items are indicative of the performance of certain businesses and product lines, results of continuous efforts to reduce costs, and results of other actions to improve the profitability of the company. Management believes that investors can better evaluate and analyze historical and future business trends if they also consider the reported corporate, division and segment results, respectively, without the identified items. Management utilizes corporate earnings and division and segment sales revenue and operating results excluding the identified items in the measures it uses to evaluate corporate, division and segment performance and in determining certain performance-based compensation. These measures are not recognized in accordance with generally accepted accounting principles (GAAP) and should not be viewed as alternatives to the GAAP measures of performance. Table 8 in the accompanying first-quarter 2005 financial tables reconciles operating earnings, net earnings and earnings per share on a GAAP basis, as reflected in Eastman’s Consolidated Statements of Earnings, to operating earnings, net earnings and earnings per share excluding asset impairments and restructuring charges, other operating income, and the net deferred tax benefit. Tables 4a and 4b in the accompanying first-quarter 2005 financial tables reconciles corporate and Eastman Division sales revenue on a GAAP basis to sales revenue excluding restructured, divested, and consolidated product lines sales revenue from the CASPI segment.

EASTMAN CHEMICAL COMPANY - EMN	April 28, 2005

 Item 9.01 Financial Statements and Exhibits:

 (c) Exhibits

The following exhibit is furnished pursuant to Item 9.01:

99.01 Public release by the registrant on April 28, 2005 of first quarter 2005 financial results.

EASTMAN CHEMICAL COMPANY - EMN	April 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Eastman Chemical Company
By: __/s/ Curtis E. Espeland___________________ Curtis E. Espeland Vice President and Chief Accounting Officer
Date: April 28, 2005